Dividends	12 Months Ended
Dec. 31, 2024
Dividend [Abstract]
Dividends
34.
Dividends

For the year ended December 31, 2024, dividends amounting to RMB 1,508 million was declared and paid to the Company's shareholders.

On March 17, 2025, for the fiscal year of 2024, the Company's board of directors declared a cash dividend of US$0.09 per ordinary share, or US$0.18 per ADS, to holders of record of ordinary shares and ADSs as of the close of business on April 3, 2025. The aggregate amount of cash dividends to be paid will be approximately US$273 million. This proposed dividend is not reflected as dividend payable in the consolidated financial statements.